UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 10, 2020

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.
On June 10, 2020, Enstar announced that it is placing the non-U.S. international operations included within its StarStone reporting segment into an orderly run-off (the “StarStone International Run-Off”). This decision followed a strategic review of the StarStone reporting segment, which included the announcement of an agreement to sell and retain a portion of its interest in StarStone US Holdings, Inc. as part of a transaction described in the Company's Current Report on Form 8-K filed on June 11, 2020. StarStone has contributed renewal rights related to its international operations to Syndicate 609, which is managed by Atrium Underwriters Limited and which forms our Atrium reporting segment. Enstar continues to evaluate additional strategic options for StarStone’s international operations and business. As a result, such options could have the effect of mitigating the costs described herein.
The liabilities associated with the StarStone International Run-Off vary in duration, and the run-off of such liabilities is expected to occur over a number of years. Steps to reduce the size of the StarStone international operations will begin immediately and will involve several phases to occur over time. Appropriate operations will remain in place to serve the needs of policyholders and ensure that the companies continue to meet all regulatory requirements. As a result, Enstar cannot anticipate with certainty the expected completion date of the StarStone International Run-Off.
The following table summarizes the estimated financial impact, to be recorded in the second quarter of 2020 (expressed in millions of U.S. dollars, except share and per share data):

June 30, 2020
Provision for unallocated loss adjustment expenses (run-off basis)	$(30.0)
Provision for employee severance-related costs	(9.1)
Goodwill write-down	(8.0)
Capitalized software write-down	(7.9)
Intangibles write-down	(4.0)
Operating leases right-of-use write-down	(3.8)
Valuation allowance on Deferred Tax Assets	$(4.0)
Sub-total	(66.8)
Redeemable noncontrolling interest (1)	25.4
Estimated decrease in net earnings of StarStone segment attributable to StarStone International Run-off (A)	$(41.4)

Revaluation of redeemable noncontrolling interest (B) (1)	30.1

Net decrease to shareholders equity (C)=(A)+(B)	$(11.3)
Number of diluted ordinary voting shares at March 31, 2020 (D)	21,910,278
Estimated decrease in book value per share (E)=(C)/(D)	$(0.52)

(1)
Refer to Note 16 - "Noncontrolling Interest" to the consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 for additional information on the redeemable noncontrolling interest (“RNCI”). The RNCI is carried at its estimated redemption value, which is fair value, which we estimate has decreased by $30.1 million as a result of our StarStone U.S. transaction and the StarStone International Run-Off. This change in the redemption value of the RNCI is recognized as an increase in the retained earnings component of Enstar's total shareholders’ equity.

Costs associated with the StarStone International Run-Off are based on currently available information and preliminary accounting assessments, and reflect management’s best estimates; accordingly, actual cash costs and non-cash charges and their timing may differ from those stated above. In addition to the initial exit costs noted above, there will be general and administrative expenses incurred throughout the run-off period, which are expected to be offset by underwriting and investment income related to the StarStone International Run-Off.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 11, 2020. At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.
1. Proposal No. 1: Election of Class II Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2023. There were a total of 1,267,242 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
B. Frederick Becker	14,362,540	1,180,466	11,448
James Carey	15,039,705	513,323	1,426
W. Myron Hendry	15,380,974	172,108	1,372
Hitesh Patel	15,063,177	489,811	1,466
2. Proposal No. 2: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 1,267,242 broker non-votes on this proposal.

For	Against	Abstain
15,283,497	212,663	58,294
3. Proposal No. 3: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
16,710,939	91,882	18,875
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. In particular, this Current Report on Form 8-K contains forward-looking statements related to the approximate costs Enstar expects to incur in connection with the run-off of the international operations included within its StarStone reporting segment. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management as of the date they are made. Subsequent decisions made by management regarding the StarStone International Run-Off may result in actual costs that exceed or that are lower than the costs estimated herein. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the period ended March 31, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

June 16, 2020	By:	/s/ Guy Bowker
Guy Bowker
Chief Financial Officer